UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2006



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-20022                  31-1227808
          --------                      -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification  No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.
-----------------------

     On March 31, 2006, Pomeroy IT Solutions, Inc. (the "Company") announced that it filed its quarterly report on Form 10-Q for the period ended October 5, 2005 and the amended and restated quarterly reports on Form 10-Q/A for the periods ended April 5, 2005 and July 5, 2005. The Company also announced its results for the third quarter ended October 5, 2005.

     On April 5, 2006, the Company was required to file its annual report on Form 10-K for fiscal 2005 pursuant to the requested 15-day extension provided by the Form 12b-25 filed on March 22, 2006. In the Form 12b-25, the Company stated that it had not yet received the valuation report on its asset value and as a result had not been able to evaluate whether there would be a write-down of its goodwill. The Company and its outside accountants have not completed the annual report on Form 10-K for fiscal 2005 primarily due to the delay in obtaining the valuation report. The Company estimates that the Form 10-K for fiscal 2005 will be filed on or before Friday April 14, 2006.

     The Company recently received a valuation report on its economic value. Due primarily to the Company's declining stock price in the fourth quarter of 2005 and its impact on the market capitalization of the Company, the Company has determined that it will need to adjust its financial statements to reflect a write-down of goodwill.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c) Exhibits

99.1 Press release, dated March 31, 2006 announcing the filing of the Form 10-Q for the third quarter ended October 5, 2005, the filing of the amended and restated quarterly reports on Form 10-Q/A for the periods ended April 5, 2005 and July 5, 2005, and the results for the third quarter.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POMEROY  IT  SOLUTIONS,  INC.
                                     -----------------------------



Date:   April 6, 2006                By:  /s/ Stephen E. Pomeroy

                                     -------------------------------------------
                                     Stephen E. Pomeroy, Chief Executive Officer